VIEMED HEALTHCARE ANNOUNCES 2026 SHARE REPURCHASE PROGRAM

LAFAYETTE, La., (March 4, 2026) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ: VMD), a national provider of technology-enabled, home-based healthcare solutions and chronic disease management, today announced that its Board of Directors has authorized a share repurchase program effective through March 2027.

Under the share repurchase program, which constitutes a normal course issuer bid under applicable Canadian securities laws, Viemed may purchase up to 1,930,131 common shares of the Company (“the Common Shares”) from time to time in accordance with applicable securities laws, representing approximately 5% of the total issued and outstanding Common Shares as of March 4, 2026.

The Company intends to repurchase Common Shares through open market purchases, block purchases, or otherwise in accordance with applicable securities laws, including pursuant to Rule 10b-18 under the Securities Exchange Act of 1934, as amended. Subject to certain exceptions for block purchases, daily purchases will be limited to 25% of the average daily volume for the four calendar weeks preceding the date of purchase.

Casey Hoyt, Viemed’s Chief Executive Officer, noted, “Our Board’s authorization of a new share repurchase program reflects our confidence in the durability of our cash flows, the strength of our balance sheet, and our commitment to disciplined capital allocation. In 2025, we delivered record revenue and Adjusted EBITDA, more than doubled free cash flow year over year, and ended the year with effectively no net debt.

This authorization represents our fourth share repurchase program. Across our three prior programs, we returned approximately $26.3 million to shareholders through the repurchase of approximately 4.5 million shares. We view repurchases as an opportunistic and value-oriented component of our broader capital allocation framework, alongside continued investment in organic growth and selective acquisitions. With $13.5 million of cash on hand at year end and substantial availability under our credit facilities, we believe we are well positioned to execute on these priorities while maintaining strong financial flexibility.”

The price paid for the Common Shares will be the market price at the time of purchase plus applicable brokerage fees, or such other prices as may be permitted by applicable securities laws. There can be no assurance as to the precise number of Common Shares that will be repurchased under the program, if any. The Company may discontinue its purchases at any time, subject to compliance with applicable securities laws. The Common Shares purchased by the Company will be cancelled.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of home medical equipment and post-acute healthcare services in the United States, with a focus on respiratory, chronic care, and women’s health products and services. Viemed’s model emphasizes efficient, high-quality care delivered in the home through a combination of high-touch clinical support and technology-enabled services, including therapy, education, and counseling provided by our clinical practitioners. For more information, visit our website at www.viemed.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company’s expectations regarding the share repurchase program, including the amount and timing of any repurchases of Common Shares, the funding sources for such repurchases, the availability of Common Shares for repurchase, and the anticipated benefits to shareholders, as well as statements regarding the durability of the Company’s cash flows, its capital allocation priorities, its ability to invest in organic growth and pursue acquisition opportunities, and its financial flexibility, are not historical facts and may constitute forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which we operate; significant capital requirements and operating risks that we may be subject to; our ability to implement business strategies and pursue business opportunities; volatility in the market price of our common shares; the state of the capital markets; the availability of funds and resources to pursue operations; inflation; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on our information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which we are exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by us; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, and claims resulting from such events or concerns; and the use of artificial intelligence technologies; as well as other general economic, market and business conditions; and other factors beyond our control; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedarplus.ca. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further information, please contact:

Investor Relations
ir@viemed.com

Trae Fitzgerald
Chief Financial Officer
Viemed Healthcare, Inc.
(337) 504-3802